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                                                                  EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Stockholders
Wave Systems Corp.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus and registration statement.


KPMG


Boston, Massachusetts
September 9, 2002